CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Raymond Nolte, President of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    5/22/07                      /s/ Raymond Nolte
     --------------------             ------------------------------------------
                                      Raymond Nolte, President
                                      (principal executive officer)


I, Amy M. Olsen, Treasurer of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    5/22/07                      /s/ Amy M. Olsen
     --------------------             ------------------------------------------
                                      Amy M. Olsen, Treasurer
                                      (principal financial officer)